UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2017

Semiannual Report
to Shareholders

Deutsche MLP & Energy Infrastructure Fund

Contents

4 Letter to Shareholders

6 Performance Summary

9 Portfolio Management Team

9 Portfolio Summary

11 Investment Portfolio

14 Statement of Assets and Liabilities

16 Statement of Operations

18 Statements of Changes in Net Assets

19 Financial Highlights

24 Notes to Financial Statements

36 Information About Your Fund's Expenses

38 Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

42 Account Management Resources

44 Privacy Statement

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in securities of master limited partnerships (MLPs) involve risks that differ from investments in common stock, including risks related to: limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flows, dilution and the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. The fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector, including among others: substantial price volatility, fluctuations in commodity prices; reduced availability and consumer demand. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes (rather than a partnership), which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income which could reduce the amount of cash available for distribution, result in a reduction of the value of the fund’s investment, or lower income to the fund. The fund’s strategy of investing to a significant degree in MLPs results in the fund being taxed as a regular corporation and involves complicated accounting, tax and valuation issues — especially in the calculation of the fund’s share price. Unlike a traditional open-end mutual fund, the fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations, will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local, and possibly foreign, income taxes. Refer to the prospectus for more details about tax risks. The securities markets are volatile and the market prices of the fund’s securities may decline. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary May 31, 2017 (Unaudited)

Class A	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 5/31/17
Unadjusted for Sales Charge	1.64%	5.52%	–8.79%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.20%	–0.55%	–11.08%
Alerian MLP Infrastructure Index†	1.67%	7.37%	–8.93%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		14.76%	–7.36%
Adjusted for the Maximum Sales Charge (max 5.75% load)		8.16%	–9.87%
Alerian MLP Infrastructure Index†		31.02%	–6.80%
Class C	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 5/31/17
Unadjusted for Sales Charge	1.13%	4.87%	–9.42%
Adjusted for the Maximum Sales Charge (max 1.00% load)	0.13%	4.87%	–9.42%
Alerian MLP Infrastructure Index†	1.67%	7.37%	–8.93%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		14.03%	–7.98%
Adjusted for the Maximum Sales Charge (max 1.00% load)		14.03%	–7.98%
Alerian MLP Infrastructure Index†		31.02%	–6.80%
Class S	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 5/31/17
No Sales Charges	1.59%	5.68%	–8.67%
Alerian MLP Infrastructure Index†	1.67%	7.37%	–8.93%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		15.09%	–7.19%
Alerian MLP Infrastructure Index†		31.02%	–6.80%
Institutional Class	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 5/31/17
No Sales Charges	1.64%	5.93%	–8.55%
Alerian MLP Infrastructure Index†	1.67%	7.37%	–8.93%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		15.19%	–7.08%
Alerian MLP Infrastructure Index†		31.02%	–6.80%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 16, 2017 are 8.43%, 9.16%, 8.29% and 8.05% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche MLP & Energy Infrastructure Fund — Class A ■ Alerian MLP Infrastructure Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 3, 2015.

† The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The index is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from the transportation, storage and processing of energy commodities and is disseminated real-time on a price-return basis and on a total-return basis.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/17	$ 7.64	$ 7.65	$ 7.63	$ 7.64
11/30/16	$ 7.62	$ 7.63	$ 7.61	$ 7.62
Distribution Information as of 5/31/17
Capital Gains Distributions, Six Months	$ .11	$ .08	$ .12	$ .12

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— BS, University of Southern California.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 2002.

— BS, Indiana University-Bloomington.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1999.

— BBA, St. Bonaventure University; MBA, University of Chicago.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Net Assets)	5/31/17	11/30/16

Master Limited Partnerships	82%	95%
Common Stocks	18%	5%
Cash Equivalents and Other Assets and Liabilities, net	0%	–0%
	100%	100%

Sector Diversification (As a % of Master Limited Partnerships and Common Stocks)	5/31/17	11/30/16

Diversified Midstream	50%	51%
Crude Oil & Refined Products	22%	27%
Fee-Based Gathering & Processing	14%	14%
Natural Gas Pipelines & Storage	14%	8%
	100%	100%

Ten Largest Equity Holdings at May 31, 2017 (62.0% of Net Assets)
1. Enterprise Products Partners LP Provides processing and transportation services to producers and consumers of natural gas liquids	9.8%
2. Plains All American Pipeline LP Owns and operates midstream energy infrastructure	8.6%
3. Energy Transfer Partners LP Owns and operates a diversified portfolio of energy assets	7.9%
4. MPLX LP Acquires, owns, operates and develops crude oil	6.4%
5. Veresen, Inc. Owns and operates energy infrastructure assets	5.5%
6. Cheniere Energy, Inc. Develops liquefied natural gas terminals	5.2%
7. Western Gas Partners LP Owns, operates, acquires and develops midstream energy assets	5.1%
8. Magellan Midstream Partners LP Primarily involved in the storage, transportation and distribution of refined petroleum products and ammonia	4.8%
9. Dominion Energy Midstream Partners LP Invests in oil and gas assets	4.4%
10. Enbridge Energy Partners LP Transports and stores hydrocarbon energy	4.3%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 42 for contact information.

Investment Portfolio as of May 31, 2017 (Unaudited)

	Shares	Value ($)

Master Limited Partnerships 81.9%
Crude Oil & Refined Products 22.0%
Buckeye Partners LP	2,097	134,208
Fairway Energy LP (Units), 144A*	10,000	88,909
Magellan Midstream Partners LP	3,483	252,831
MPLX LP	10,271	339,456
Phillips 66 Partners LP	1,609	79,678
Shell Midstream Partners LP	3,445	102,764
Valero Energy Partners LP	3,558	160,857
		1,158,703
Diversified Midstream 37.3%
Enbridge Energy Partners LP	13,640	225,878
Energy Transfer Equity LP	8,800	149,952
Energy Transfer Partners LP	19,123	416,117
Enterprise Products Partners LP	19,305	517,567
Plains All American Pipeline LP	17,031	450,981
Williams Partners LP	5,237	205,133
		1,965,628
Fee-based Gathering & Processing 13.9%
Antero Midstream GP LP*	8,285	182,933
Antero Midstream Partners LP	3,200	110,848
PennTex Midstream Partners LP	8,441	168,229
Western Gas Partners LP	4,850	270,291
		732,301
Natural Gas Pipelines & Storage 8.7%
Dominion Energy Midstream Partners LP	8,094	231,893
EQT Midstream Partners LP	1,410	104,002
Spectra Energy Partners LP	2,808	121,137
		457,032
Total Master Limited Partnerships (Cost $4,298,527)		4,313,664

Common Stocks 17.7%
Diversified Midstream 12.5%
Kinder Morgan, Inc.	10,193	191,221
Veresen, Inc.	21,197	288,098
Williams Companies, Inc.	6,300	180,180
		659,499
Natural Gas Pipelines & Storage 5.2%
Cheniere Energy, Inc.*	5,606	273,124
Total Common Stocks (Cost $845,524)		932,623

Cash Equivalents 2.6%
Deutsche Central Cash Management Government Fund, 0.85% (a) (Cost $136,992)	136,992	136,992

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,281,043)†	102.2	5,383,279
Other Assets and Liabilities, Net	(2.2)	(116,043)
Net Assets	100.0	5,267,236

* Non-income producing security.

† The cost for federal income tax purposes was $5,173,924. At May 31, 2017, net unrealized appreciation for all securities based on tax cost was $209,355. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $380,241 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $170,886.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Master Limited Partnerships (b)	$ 4,224,755	$ —	$ 88,909	$ 4,313,664
Common Stocks (b)	932,623	—	—	932,623
Short-Term Investments	136,992	—	—	136,992
Total	$ 5,294,370	$ —	$ 88,909	$ 5,383,279

There have been no transfers between fair value measurement levels during the period ended May 31, 2017.

(b) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of November 30, 2016	$ 90,391
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,482)
Amortization of premium/accretion of discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of May 31, 2017	$ 88,909
Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2017	$ (1,482)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 5/31/17	Valuation Technique	Unobservable Input
Master Limited Partnership: Crude Oil & Refined Products	$ 88,909	Market Approach	Last Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $5,144,051)	$ 5,246,287
Investment in Deutsche Central Cash Management Government Fund (cost $136,992)	136,992
Total investments in securities, at value (cost $5,281,043)	5,383,279
Cash	5,751
Foreign currency, at value (cost $26,232)	26,391
Dividends receivable	1,111
Interest receivable	75
Due from Advisor	17,566
Other assets	35,851
Total assets	5,470,024
Liabilities
Payable for Fund shares redeemed	332
Accrued Trustees' fees	512
Accrued audit and tax fees	155,719
Accrued taxes payable	23,500
Other accrued expenses and payables	22,725
Total liabilities	202,788
Net assets, at value	$ 5,267,236
Net Assets Consist of
Accumulated net investment loss, net of taxes	(113,018)
Net unrealized appreciation (depreciation) on: Investments, net of taxes	110,845
Foreign currency, net of taxes	155
Accumulated net realized gain (loss), net of taxes	(380,853)
Paid-in capital	5,650,107
Net assets, at value	$ 5,267,236

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2017 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,459,325 ÷ 191,020 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 7.64
Maximum offering price per share (100 ÷ 94.25 of $7.64)	$ 8.11

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($659,007 ÷ 86,194 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)

$ 7.65
Class S Net Asset Value, offering and redemption price per share ($1,484,915 ÷ 194,598 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 7.63
Institutional Class Net Asset Value, offering and redemption price per share ($1,663,989 ÷ 217,782 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 7.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended May 31, 2017 (Unaudited)
Investment Income
Distributions from master limited partnerships	$ 161,448
Less return of capital distributions	(161,448)
Dividends (net of foreign taxes withheld of $1,095)	8,430
Income distributions — Deutsche Central Cash Management Government Fund	486
Total income	8,916
Expenses: Management fee	30,884
Administration fee	2,808
Services to shareholders	4,004
Distribution and service fees	5,324
Custodian fee	2,444
Audit and tax fees	73,967
Legal fees	11,452
Reports to shareholders	13,336
Registration fees	26,256
Trustees' fees and expenses	1,102
Other	5,307
Total expenses before expense reductions, before taxes	176,884
Expense reductions	(131,167)
Total expenses after expense reductions, before taxes	45,717
Net investment loss, before taxes	(36,801)
Net tax (expense) benefit	(8,745)
Net investment loss, net of taxes	(45,546)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	283,934
Foreign currency	(1,309)
Net tax (expense) benefit	(23,364)
259,261
Change in net unrealized appreciation (depreciation) on: Investments	(170,627)
Foreign currency	144
Deferred tax (expense) benefit	8,609
(161,874)
Net gain (loss)	97,387
Net increase (decrease) in net assets resulting from operations	$ 51,841

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016

Operations: Net investment loss, net of taxes	$ (45,546)	$ (55,479)
Net realized gain (loss), net of taxes	259,261	(272,923)
Change in net unrealized appreciation (depreciation), net of taxes	(161,874)	693,882
Net increase (decrease) in net assets resulting from operations	51,841	365,480
Distributions to shareholders from: Net realized gains: Class A	(21,120)	—
Class C	(6,899)	—
Class S	(25,470)	—
Institutional Class	(26,024)	—
Return of capital: Class A	—	(39,272)
Class C	—	(12,593)
Class S	—	(39,534)
Institutional Class	—	(46,244)
Total distributions	(79,513)	(137,643)
Fund share transactions: Proceeds from shares sold	2,210,790	6,800,341
Reinvestment of distributions	79,439	137,571
Payments for shares redeemed	(1,889,852)	(4,689,857)
Redemption fees	—	1,069
Net increase (decrease) in net assets from Fund share transactions	400,377	2,249,124
Increase (decrease) in net assets	372,705	2,476,961
Net assets at beginning of period	4,894,531	2,417,570
Net assets at end of year (including accumulated net investment loss, net of taxes of $113,018 and $67,472, respectively)	$ 5,267,236	$ 4,894,531

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 5/31/17 (Unaudited)	Year Ended 11/30/16	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.62	$ 7.27	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.10)	(.05)
Net realized and unrealized gain (loss)	.20	.65	(2.56)
Total from investment operations	.13	.55	(2.61)
Less distributions from: Net realized gains	(.11)	—	—
Return of capital	—	(.20)	(.12)
Total distributions	(.11)	(.20)	(.12)
Net asset value, end of period	$ 7.64	$ 7.62	$ 7.27
Total Return (%)[c,d]	1.64**	7.17	(25.85)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.6
Ratio of expenses before expense reductions and tax expense/benefit (including interest expense and dividend expense for securities sold short) (%)	6.35*	8.43	19.06*
Tax expense (benefit)[e]	.83*	—	—
Ratio of expenses after expense reductions and tax expense/benefit (including interest expense and dividend expense for securities sold short) (%)[e]	2.49*	1.99	1.74*
Ratio of expenses after expense reductions and tax expense/benefit (excluding interest expense and dividend expense for securities sold short) (%)[e]	2.49*	1.65	1.65*
Ratio of net investment income (loss), before taxes (%)	(1.33)*	(1.38)	(.70)*
Ratio of net investment income (loss), after taxes (%)[f]	(1.64)*	(1.38)	(.70)*
Portfolio turnover rate (%)	69**	233	163**

[a] For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[f] Ratio includes tax expense derived from net investment income (loss) only.

* Annualized

** Not annualized

Class C	Six Months Ended 5/31/17 (Unaudited)	Year Ended 11/30/16	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.63	$ 7.27	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.16)	(.12)
Net realized and unrealized gain (loss)	.19	.66	(2.54)
Total from investment operations	.10	.50	(2.66)
Less distributions from: Net realized gains	(.08)	—	—
Return of capital	—	(.14)	(.07)
Total distributions	(.08)	(.14)	(.07)
Net asset value, end of period	$ 7.65	$ 7.63	$ 7.27
Total Return (%)[c,d]	1.13**	6.51	(26.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.1
Ratio of expenses before expense reductions and tax expense/benefit (including interest expense and dividend expense for securities sold short) (%)	7.10*	9.16	19.93*
Tax expense (benefit)[e]	.83*	—	—
Ratio of expenses after expense reductions and tax expense/benefit (including interest expense and dividend expense for securities sold short) (%)[e]	3.24*	2.74	2.49*
Ratio of expenses after expense reductions and tax expense/benefit (excluding interest expense and dividend expense for securities sold short) (%)[e]	3.24*	2.40	2.40*
Ratio of net investment income (loss), before taxes (%)	(2.07)*	(2.12)	(1.65)*
Ratio of net investment income (loss), after taxes (%)[f]	(2.38)*	(2.12)	(1.65)*
Portfolio turnover rate (%)	69**	233	163**

[a] For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[f] Ratio includes tax expense derived from net investment income (loss) only.

* Annualized

** Not annualized

Class S	Six Months Ended 5/31/17 (Unaudited)	Year Ended 11/30/16	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.61	$ 7.26	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.06)	(.05)
Net realized and unrealized gain (loss)	.20	.62	(2.56)
Total from investment operations	.14	.56	(2.61)
Less distributions from: Net realized gains	(.12)	—	—
Return of capital	—	(.21)	(.13)
Total distributions	(.12)	(.21)	(.13)
Net asset value, end of period	$ 7.63	$ 7.61	$ 7.26
Total Return (%)[c]	1.59**	7.33	(25.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.2
Ratio of expenses before expense reductions and tax expense/benefit (including interest expense and dividend expense for securities sold short) (%)	6.25*	8.29	19.03*
Tax expense (benefit)[d]	.83*	—	—
Ratio of expenses after expense reductions and tax expense/benefit (including interest expense and dividend expense for securities sold short) (%)[d]	2.34*	1.84	1.59*
Ratio of expenses after expense reductions and tax expense/benefit (excluding interest expense and dividend expense for securities sold short) (%)[d]	2.34*	1.50	1.50*
Ratio of net investment income (loss), before taxes (%)	(1.19)*	(.77)	(.71)*
Ratio of net investment income (loss), after taxes (%)[e]	(1.50)*	(.77)	(.71)*
Portfolio turnover rate (%)	69**	233	163**

[a] For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[e] Ratio includes tax expense derived from net investment income (loss) only.

* Annualized

** Not annualized

Institutional Class	Six Months Ended 5/31/17 (Unaudited)	Year Ended 11/30/16	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.62	$ 7.27	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.08)	(.04)
Net realized and unrealized gain (loss)	.20	.65	(2.55)
Total from investment operations	.14	.57	(2.59)
Less distributions from: Net realized gains	(.12)	—	—
Return of capital	—	(.22)	(.14)
Total distributions	(.12)	(.22)	(.14)
Net asset value, end of period	$ 7.64	$ 7.62	$ 7.27
Total Return (%)[c]	1.64**	7.58	(25.69)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2
Ratio of expenses before expense reductions and tax expense/benefit (including interest expense and dividend expense for securities sold short) (%)	5.99*	8.05	18.79*
Tax expense (benefit)[d]	.83*	—	—
Ratio of expenses after expense reductions and tax expense/benefit (including interest expense and dividend expense for securities sold short) (%)[d]	2.24*	1.74	1.49*
Ratio of expenses after expense reductions and tax expense/benefit (excluding interest expense and dividend expense for securities sold short) (%)[d]	2.24*	1.40	1.40*
Ratio of net investment income (loss), before taxes (%)	(1.11)*	(1.08)	(.55)*
Ratio of net investment income (loss), after taxes (%)[e]	(1.42)*	(1.08)	(.55)*
Portfolio turnover rate (%)	69**	233	163**

[a] For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[e] Ratio includes tax expense derived from net investment income (loss) only.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche MLP & Energy Infrastructure Fund (the "Fund") is a non-diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; length of time of a halt in trading of the security; movement in the security's proxy index; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Master Limited Partnerships. Master Limited Partnerships, or MLPs, are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or "units" are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units.

Federal Income Taxes. The Fund has not elected to qualify as a regulated investment company under Subchapter M of the of the Internal Revenue Code, as amended due to the concentration in Master Limited Partnerships, or MLP, securities. As a result, the Fund is treated as a regular corporation, or "C" corporation, for U.S. federal, state and local income tax purposes and will pay federal, state and local tax on its taxable income.

MLPs are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or "units" are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To the extent that the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund's allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.

The Fund generally will accrue a deferred income tax liability for the future tax liability associated with the capital appreciation of its investments and reduction in basis as a result of distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. The Fund's tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit is related. To the extent the Fund has a net deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the net deferred tax asset, is required. These calculations are subject to numerous estimates and assumptions, including estimates of the amount and character of distributions expected to be received from MLP investments; assumptions regarding whether or not netting of certain assets and liabilities is permitted; assumptions and judgments regarding the likelihood of realizing deferred tax assets; and estimates of the appropriate tax rates.

The Fund has determined that no accrual for uncertain tax positions is required. The Fund recognizes interest and penalties related to income taxes as a component of income tax expense.

Total income taxes have been computed by applying the federal statutory income tax rate of 34% plus a blended state income tax rate of 2.03%, net of federal benefit. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gain (loss) before income taxes for the current period ended May 31, 2017 is as follows:

Effective Tax Rate Reconciliation
Provision at statutory rates	$ 25,616	34.00%
State taxes, net of federal tax benefit	1,529	2.03%
Permanent differences and other	(510)	(0.68)%
Change in estimated state deferred rate	(413)	(0.55)%
Change in federal tax rate	(10,475)	(13.90)%
Other	(278)	(0.37)%
Valuation allowance	8,031	10.66%
Net Income Tax Expense/(Benefit)	$ 23,500	31.19%

For the current period ended May 31, 2017, the components of the Fund's net deferred tax asset (liability) were as follows:

Deferred Tax Assets (Liabilities)
Federal net operating loss carryforward	$ 76,483
State net operating loss carryforward	4,567
Capital loss carryforward	133,782
Other	21
Valuation allowance	(139,366)
Unrealized gain on investment securities	(75,487)
Net deferred tax assets (liabilities)	$ —

The Fund had a capital loss carryforward of $371,307 as of May 31, 2017, which may be carried forward for five years and applied against any realized net taxable capital gains of each succeeding year until fully utilized or until it begins to expire November 30, 2021. The Fund has a federal net operating loss carryforward as of May 31, 2017 of $224,951, which if not utilized, expires November 30, 2037.

For the current period ended May 31, 2017, the Fund has recorded a valuation allowance to offset the deferred tax asset, as the Fund has determined at May 31, 2017, based on historical evidence, it is unlikely the deferred tax asset will be realized.

The Fund's income tax expense/(benefit) consists of the following:

May 31, 2017	Current	Deferred	Total
Federal	$ 21,457	$ (7,268)	$ 14,189
State	2,043	(763)	1,280
Valuation Allowance	—	8,031	8,031
Total tax expense/(benefit)	$ 23,500	$ —	$ 23,500

Distributions. The Fund anticipates making distributions to its shareholders each fiscal quarter of substantially all of the Fund’s distributable cash flow. Distributable cash flow means the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and other payments received on securities owned by the Fund less accrued operating expenses of the Fund and taxes on the Fund’s taxable income. The Fund is not required to make such distributions and, consequently, may not make a distribution or may make a distribution less than such amount for a given quarter. Although the Fund expects that a significant portion of its distributions will be treated as nontaxable returns of capital or taxable gains, no assurance can be given in this regard.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Distributions from MLPs are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and the actual amounts may differ from the estimated amounts. The Fund has estimated 100% of distributions from MLPs as return of capital. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund's cost basis in the interests of the MLP is reduced. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended May 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $4,169,978 and $3,787,799, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 1.10%.

For the period from December 1, 2016 through March 15, 2018, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and dividend expenses on short sales) of each class as follows:

Class A	1.65%
Class C	2.40%
Class S	1.50%
Institutional Class	1.40%

For the six months ended May 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 36,352
Class C	16,334
Class S	38,949
Institutional Class	39,532
$ 131,167

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended May 31, 2017, the Administration Fee was $2,808, of which $462 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2017
Class A	$ 248	$ 112
Class C	58	37
Class S	337	114
Institutional Class	46	20
	$ 689	$ 283

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended May 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2017
Class C	$ 2,614	$ 437

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2017	Annualized Rate
Class A	$ 1,866	$ 849.24%
Class C	844	480.24%
	$ 2,710	$ 1,329

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2017 aggregated $1,896.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the six months ended May 31, 2017, the CDSC for Class C shares aggregated $95. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,736, of which $3,783 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Investing in Master Limited Partnerships

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest-rate volatility, these investments could have poor returns.

MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic and other conditions.

E. Energy Infrastructure Concentration Risk

The Fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy infrastructure sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy infrastructure sector are subject to specific risks, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At May 31, 2017, DIMA held approximately 33% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2017.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,991	$ 61,725	166,292	$ 1,163,145
Class C	6,891	55,454	98,931	700,561
Class S	257,069	2,075,411	702,284	4,915,011
Institutional Class	2,222	18,200	2,984	21,624
		$ 2,210,790		$ 6,800,341
Shares issued to shareholders in reinvestment of distributions
Class A	2,618	$ 21,066	5,227	$ 39,272
Class C	860	6,899	1,652	12,521
Class S	3,154	25,450	5,239	39,534
Institutional Class	3,233	26,024	6,190	46,244
		$ 79,439		$ 137,571
Shares redeemed
Class A	(15,290)	$ (121,343)	(54,885)	$ (416,688)
Class C	(25,051)	(194,386)	(11,365)	(86,323)
Class S	(191,006)	(1,531,920)	(612,233)	(4,181,119)
Institutional Class	(5,410)	(42,203)	(732)	(5,727)
		$ (1,889,852)		$ (4,689,857)
Redemption fees		$ —		$ 1,069
Net increase (decrease)
Class A	(4,681)	$ (38,552)	116,634	$ 786,530
Class C	(17,300)	(132,033)	89,218	626,759
Class S	69,217	568,941	95,290	773,694
Institutional Class	45	2,021	8,442	62,141
		$ 400,377		$ 2,249,124

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2016 to May 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/17	$ 1,016.40	$ 1,011.30	$ 1,015.90	$ 1,016.40
Expenses Paid per $1,000*	$ 8.35	$ 12.08	$ 7.59	$ 7.09
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/17	$ 1,016.65	$ 1,012.91	$ 1,017.40	$ 1,017.90
Expenses Paid per $1,000*	$ 8.35	$ 12.09	$ 7.59	$ 7.09

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche MLP & Energy Infrastructure Fund†	1.66%	2.41%	1.51%	1.41%

† Tax expense (benefit) of 0.83% is not included in the ratio calculation.

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche MLP & Energy Infrastructure Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2016.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s fees and expenses and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of sub-advisers, including RREEF. Because the Fund commenced operations in February 2015, only limited Fund performance information was available to the Board as part of its 2016 contract review process.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that Agreements are in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DMPAX	DMPCX	DMPSX	DMPIX
CUSIP Number	25159L489	25159L471	25159L455	25159L463
Fund Number	1016	1316	2016	1416

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 05/2017

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche MLP & Energy Infrastructure Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/28/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/28/2017